UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

April 29, 2010

COLUMBIA BANKING SYSTEM, INC.

(Exact name of registrant as specified in its charter)

Washington

(State or other jurisdiction of incorporation)

0-20288	91-1422237
(Commission File Number)	IRS Employer Identification No.

1301 A Street

Tacoma, WA 98402

(Address of principal executive offices) (zip code)

Registrant’s telephone number, including area code: (253) 305-1900

(Former Name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

As described in its press release, dated April 29, 2010, and its final prospectus supplement, dated April 29, 2010 (the “Prospectus Supplement”), and filed on April 30, 2010 with the Securities and Exchange Commission pursuant to Rule 424(b)(5) under the Securities Act of 1933, as amended (the “Securities Act”), Columbia Banking System, Inc. (the “Company”) entered into an underwriting agreement on April 29, 2010 (the “Underwriting Agreement”) with Keefe, Bruyette & Woods, Inc., as representative of the several underwriters listed therein (collectively, the “Underwriters”) providing for the offer and sale in a firm commitment public offering of 9,600,000 shares of the Company’s common stock, no par value per share (the “Common Stock”), sold by the Company at a price of $21.75 per share ($20.77125 per share, net of underwriting discounts). Pursuant to the Underwriting Agreement, the Company has granted the Underwriters a 30-day option to purchase up to an additional 1,440,000 shares of the Common Stock to cover over-allotments, if any.

In the Underwriting Agreement, the Company has agreed to indemnify the Underwriters against certain liabilities, including liabilities arising under the Securities Act, or to contribute to payments the Underwriters may be required to make because of any of those liabilities.

A copy of the Underwriting Agreement is attached as Exhibit 1.1 to this Form 8-K.

A copy of the opinion of Graham & Dunn PC relating to the validity of the shares of Common Stock offered pursuant to the Prospectus Supplement is attached as Exhibit 5.1 to this Form 8-K.

Item 7.01.	Regulation FD Disclosure.

On April 29, 2010, the Company announced that the Company had priced a public offering of 9,600,000 shares and granted the Underwriters a 30-day option to purchase up to an additional 1,440,000 shares to cover related over-allotments, if any. A copy of the press release is furnished as Exhibit 99.1 to this Form 8-K and incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information in Item 7.01 and the press release shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information and exhibit be deemed incorporated by reference into any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

1.1	Underwriting Agreement, dated April 29, 2010, by and between Columbia Banking System, Inc., and Keefe, Bruyette & Woods, Inc., as representative of the Underwriters

5.1	Opinion of Graham & Dunn PC

23.1	Consent of Graham & Dunn PC (included in the opinion filed as Exhibit 5.1)

99.1	Press release dated April 29, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 30, 2010	COLUMBIA BANKING SYSTEM, INC.

	By:	/s/ MELANIE J. DRESSEL
Melanie J. Dressel
President and Chief Executive Officer

EXHIBIT INDEX

1.1	Underwriting Agreement, dated April 29, 2010, by and between Columbia Banking System, Inc., and Keefe, Bruyette & Woods, Inc., as representative of the Underwriters

5.1	Opinion of Graham & Dunn PC

23.1	Consent of Graham & Dunn PC (included in the opinion filed as Exhibit 5.1)

99.1	Press release dated April 29, 2010

5